UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2017
JACK HENRY & ASSOCIATES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	0-14112	43-1128385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

663 Highway 60, P.O. Box 807, Monett, MO 65708
(Address of Principle Executive Offices) (Zip Code)
417-235-6652
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 9, 2017, at the 2017 annual meeting of stockholders of Jack Henry & Associates, Inc. (the "Company"), the stockholders voted to approve the amendment and restatement of the Jack Henry & Associates, Inc. Annual Incentive Plan (the "Plan"). The Plan replaces the Company's 2012 Annual Incentive Plan, which was approved at the 2012 annual meeting of stockholders. The purpose of the Plan is to provide an annual performance based incentive for employees who are in a position to contribute materially to the success of the Company and its affiliates. A description of the material terms of the Plan is set forth in Proposal 4 of the Company's Definitive Proxy Statement filed with the SEC on October 3, 2017 (the "Proxy") and is incorporated herein by reference. The full terms of the Plan are attached as Exhibit 10.63 to this Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	The annual meeting of stockholders of the Company was held on November 9, 2017.

(b)	The Company's stockholders elected all of the Company's nominees for director, and voted on other matters, with final voting results as follows:
(1) Elected the following directors to hold office for one-year terms ending at the 2018 annual meeting of stockholders or until their successors are elected and qualified:

Name	For	Withheld	Broker Non-Votes
John F. Prim	64,995,355	365,651	5,845,420
Matthew C. Flanigan	65,111,679	249,326	5,845,420
Thomas H. Wilson	65,298,701	62,305	5,845,420
Jacque R. Fiegel	65,295,038	65,967	5,845,420
Thomas A. Wimsett	65,304,751	56,254	5,845,420
Laura G. Kelly	65,300,378	60,627	5,845,420
Shruti S. Miyashiro	65,190,347	170,658	5,845,420
Wesley A. Brown	65,299,496	61,510	5,845,420
David B. Foss	65,296,569	64,437	5,845,420
(2) Approved by a non-binding advisory vote, the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
64,826,658	444,576	89,771	5,845,420
(3) Recommended by a non-binding vote, the frequency of future stockholder votes on executive compensation:

1 Year	2 Year	3 Years	Abstain	Broker Non-Votes
56,811,551	149,314	8,277,921	122,220	5,845,420
(4) Approved the amendment and restatement of the Company's Annual Incentive Plan:

For	Against	Abstain	Broker Non-Votes
64,880,318	379,220	101,467	5,845,420

(5) Ratified the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2018:

For	Against	Abstain	Broker Non-Votes
70,964,443	188,264	53,718	—

(c)
In response to the voting results with respect to frequency of future stockholder votes on executive compensation, the Company's Board of Directors has determined that the Company will submit the advisory vote on compensation of named executive officers annually until the next stockholder vote on the frequency of such advisory votes. The Company is required to hold a vote on frequency every six years.

Item 9.01    Financial Statements and Exhibits
(d)     Exhibits
        10.63 Jack Henry & Associates, Inc. 2017 Annual Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date:	November 13, 2017	/s/ Kevin D. Williams
Kevin D. Williams
Chief Financial Officer and Treasurer